                                                                    Exhibit 99.2

                   PROXY FOR SPECIAL MEETING OF STOCKHOLDERS
                                  OF SPR INC.
                           TO BE HELD ON MAY 1, 2000
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned, revoking any proxy heretofore given, hereby appoints Robert M. Figliuto and Stephen J. Tober who hold the power to appoint a substitute, proxies of the undersigned, with full power of substitution, with respect to all of the shares of common stock of SPR Inc. in which the undersigned is entitled to vote at the Special Meeting of Stockholders of SPR Inc. to be held at 10:00 a.m. on Monday, May 1, 2000, at the Hyatt Regency Oak Brook, 1909 Spring Road, Oak Brook, Illinois and any postponements thereof.

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any postponements or adjournments thereof.

PLEASE MARK IN THE BOX IN THE FOLLOWING MANNER, USING DARK INK ONLY (X).

PLEASE MARK, SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.

IF YOU RECEIVE MORE THAN ONE PROXY CARD, PLEASE SIGN AND RETURN ALL CARDS IN THE ENCLOSED ENVELOPE.

-------------------------------------------------------------------------------
  *FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR VOTED PROXY CARD BY MAIL*

                              [LOGO OF SPR INC.]

                       Special Meeting of Stockholders
                             Monday, May 1, 2000
                            10:00 a.m. local time

                            Hyatt Regency Oak Brook
                               1909 Spring Road
                              Oak Brook, Illinois

                   PROXY FOR SPECIAL MEETING OF STOCKHOLDERS
                                  OF SPR INC.
                           TO BE HELD ON MAY 1, 2000
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned, revoking any proxy heretofore given, hereby appoints Robert M. Figliuto and Stephen J. Tober who hold the power to appoint a substitute, proxies of the undersigned, with full power of substitution, with respect to all of the shares of common stock of SPR Inc. in which the undersigned is entitled to vote at the Special Meeting of Stockholders of SPR Inc. to be held at 10:00 a.m. on Monday, May 1, 2000, at the Hyatt Regency Oak Brook, 1909 Spring Road, Oak Brook, Illinois and any postponements thereof.

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any postponements or adjournments thereof.

PLEASE MARK IN THE BOX IN THE FOLLOWING MANNER, USING DARK INK ONLY (X).

PLEASE MARK, SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.

IF YOU RECEIVE MORE THAN ONE PROXY CARD, PLEASE SIGN AND RETURN ALL CARDS IN THE ENCLOSED ENVELOPE.

-------------------------------------------------------------------------------
  *FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR VOTED PROXY CARD BY MAIL*

                              [LOGO OF SPR INC.]

                       Special Meeting of Stockholders
                             Monday, May 1, 2000
                            10:00 a.m. local time

                            Hyatt Regency Oak Brook
                               1909 Spring Road
                              Oak Brook, Illinois

[X] Please mark your                                                       2403
    votes as in this
    example.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW. IF NO
SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR
THE MATTER SPECIFICALLY REFERRED TO BELOW.

            The Board of Directors recommends a vote "FOR" Item 1.
                                                      FOR    AGAINST   ABSTAIN

1. TO APPROVE THE MERGER AGREEMENT PURSUANT           [  ]     [  ]      [  ]
   TO WHICH BRASSIE CORPORATION, A WHOLLY
   OWNED SUBSIDIARY OF LEAPNET, INC. WILL MERGE
   WITH AND INTO SPR INC.

                                                   Please sign as name appears
                                                   hereon. If stock is
                                                   registered in the name of two
                                                   or more persons, each
                                                   should sign. Executors,
                                                   attorneys, corporate
                                                   officers, administrators and
                                                   trustees should add their
                                                   titles.



                                                   -----------------------------

                                                   -----------------------------
                                                   SIGNATURE(S)             DATE

--------------------------------------------------------------------------------
     FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR VOTED PROXY CARD BY MAIL





                                   SPR Inc.

Dear Stockholder:

We encourage you to vote your shares electronically at the special meeting either by telephone or via the Internet. This will eliminate the need to return your proxy card. You will need your proxy card and Social Security Number (where applicable) when voting your shares electronically. The Voter Control Number that appears in the box above, just below the perforation, must be used in order to vote by telephone or via the Internet.

The EquiServe Vote by Telephone and Vote by Internet systems can be accessed 24-hours a day, seven days a week up until the day prior to the special meeting.

    To Vote by Telephone:
    Using a touch-tone phone call Toll-free:     1-877-PRX-VOTE (1-877-779-8683)

    To Vote by Internet:
    Log on to the Internet and go to the website: http://www.eproxyvote.com/spri
    Note: If you vote over the Internet, you may incur costs such as telecommunication and Internet access charges for which you will be responsible.

                       THANK YOU FOR VOTING YOUR SHARES
                            YOUR VOTE IS IMPORTANT!

 Do Not Return this Proxy Card if you are Voting by Telephone or the Internet.

                                   SPR Inc.

Dear Stockholder:

We encourage you to vote your shares electronically at the special meeting either by telephone or via the Internet. This will eliminate the need to return your proxy card. You will need your proxy card and Social Security Number (where applicable) when voting your shares electronically. The Voter Control Number that appears in the box above, just below the perforation, must be used in order to vote by telephone or via the Internet.

The EquiServe Vote by Telephone and Vote by Internet systems can be accessed 24-hours a day, seven days a week up until the day prior to the special meeting.

  To Vote by Telephone:
  ---------------------
  Using a touch-tone phone call Toll-free:  1-877-PRX-VOTE (1-877-779-8683)

  To Vote by Internet:
  --------------------
  Log on to the Internet and go to the website: http://www.eproxyvote.com/spri
  Note: If you vote over the Internet, you may incur costs such as telecommunication and Internet access charges for which you will be responsible.

                       THANK YOU FOR VOTING YOUR SHARES
                            YOUR VOTE IS IMPORTANT!

 Do Not Return this Proxy Card if you are Voting by Telephone of the Internet.

[X]  Please mark your votes in this example.                                2403


THIS PROXY WILL BE VOTED AS SPECIFIED BELOW. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE MATTER SPECIFICALLY REFERRED TO BELOW.


--------------------------------------------------------------------------------
            The Board of Directors recommends a vote "FOR" Item 1.
--------------------------------------------------------------------------------


                                                   FOR  AGAINST  ABSTAIN
1.  TO APPROVE THE MERGER AGREEMENT PURSUANT       [_]  [_]      [_]
    TO WHICH BRASSIE CORPORATION, A WHOLLY
    OWNED SUBSIDIARY OF LEAPNET, INC., WILL MERGE
    WITH AND INTO SPR INC.

                                         Please sign as name appears hereon. If
                                         stock is registered in the name of two
                                         or more persons, each should sign.
                                         Executors, attorneys, corporate
                                         officers, administrators and trustees
                                         should add their titles.


                                         --------------------------------------


                                         --------------------------------------
                                         SIGNATURE(S)                      DATE



--------------------------------------------------------------------------------
[]  FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR VOTED PROXY CARD BY MAIL   []